                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                              September 10, 1997
                            ----------------------
                                Date of Report
                       (Date of earliest event reported)



                           ELECTROPHARMACOLOGY, INC.
                           -------------------------
              (Exact Name of Registrant as Specified in Charter)


         DELAWARE                        0-25828                  95-4315412
----------------------------    ------------------------     -------------------
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


2301 N.W. 33rd Court, Suite 102
    Pompano Beach, Florida                                           33069
-------------------------------                                    ----------
 (Address of Principal                                             (Zip Code)
  Executive Offices)


                                (954) 975-9818
             ----------------------------------------------------
             (Registrant's telephone number, including area code)




================================================================================

ITEM 5. OTHER EVENTS.


           Electropharmacology, Inc. (EPi) announced today it has signed a definitive agreement to merge with Eurobiotech Group, Inc. (Eurobiotech), a privately held company. EPi will be the surviving corporation in the merger and will change its name to Eurobiotech Group, Inc.

           Under the terms of the merger, the equity ownership in the merged entity will be held approximately 30% by current EPi stockholders and 70% by current Eurobiotech stockholders. The board of directors of both companies have approved and stockholders having the power to vote a majority interest of both companies have agreed to vote in favor of, the merger. The transaction is subject to certain conditions, including the delivery by September 30, 1997 of disclosure schedules and certain exhibits to the merger agreement satisfactory to each party. The merger is expected to close in the fourth quarter of 1997.

           Dr. Christopher Wood, who will be Chairman of the merged entity stated "The merger will create an international biotechnology company with a diverse array of technologies including pulsed electromagnetic stimulation, blood cell preservation, gene therapy and cancer treatment."

           Dr. Arup Sen, who will be President and Chief Executive Officer of the merged entity stated "This merger will open the door to take our products and technologies into the growing European market. Moreover, Eurobiotech's network of leading medical institutions will expedite the evaluation of EPi's technologies in new clinical applications."

           Upon merger, EPi and Eurobiotech are planning an ambitious program of clinical trials and product development programs based on Eurobiotech technologies for long-term preservation of blood cells, gene therapy, new cancer treatment drugs, an arthritis treatment factor and EPi's electromagnetic technology in tissue healing. The merged entity will continue to manufacture and market SofPulse/TM/ as an adjunct for the palliative treatment of pain and edema in superficial soft tissue.


                                   SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Electropharmacology, Inc.



                                        By:  /s/ ARUP SEN
                                           -------------------------------------
                                           Arup Sen
                                           President and Chief Executive Officer



September 10, 1997

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